                                 EXHIBIT  28.1

             Collateral Term Sheets provided by Goldman, Sachs & Co.



                             [Begins on Next Page]

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET



                           $423,959,000 (APPROXIMATE)              JUNE 15, 1997
               AMRESCO COMMERCIAL MORTGAGE FUNDING I CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-C1

APPROX. SECURITIES STRUCTURE - SUBJECT TO CHANGE

                         APPROX. FACE/  EXPECTED
               EXPECTED    NOTIONAL     CREDIT    WEIGHTED     PRINCIPAL
                RATING      AMOUNT      SUPPORT   AVERAGE      PAYMENT
 CLASS       (S&P/FITCH)     ($MM)     (% OF UPB)  LIFE(A)     WINDOW(A)
===========================================================================
PUBLICLY OFFERED CLASSES
A1        AAA/AAA            $147.3      31.5 %      4.97     07/97 - 06/04
A2        AAA/AAA              40.0      31.5        8.60     06/04 - 09/06
A3        AAA/AAA             142.7      31.5        9.44     09/06 - 02/07
B         AA/AA+               24.1      26.5        9.70     02/07 - 03/07
C         A+/AA                12.0      24.0        9.71     03/07 - 03/07
D         A/A                  21.7      19.5        9.76     03/07 - 04/07
E         BBB/BBB              26.5      14.0        9.79     04/07 - 05/07
F         BBB-/BBB-             9.6      12.0        9.87     05/07 - 05/07

PRIVATELY PLACED CLASSES
(144A)
X         Unr/AAA             481.8(b)     --        8.26     07/97 - 04/17
G         BB/BB                31.3       5.5        9.87     05/07 - 05/07
H         BB-/BB-               4.8       4.5        9.95     05/07 - 06/07
---------------------------------------------------------------------------
J         B/B       SOLD        7.2       3.0        9.96     06/07 - 06/07
K         B-/B-     SOLD        2.4       2.5        9.96     06/07 - 06/07
L         Unr/Unr   SOLD       12.0        --       15.47     06/07 - 04/17
---------------------------------------------------------------------------
TOTAL SECURITIES:            $481.8
                             ======
===========================================================================

(a) Calculated at 0% CPR and no balloon extension
(b) Notional amount

KEY FEATURES:

Sole Manager:                  Goldman, Sachs & Co.
Mortgage Loan Sellers:         AMRESCO Capital Corporation, Inc.. ($457.5mm) and
                               Goldman Sachs Mortgage Company ($24.2mm)
Master Servicer:               AMRESCO Services
Special Servicer:              Midland Loan Services, L.P.
Trustee:                       LaSalle National Bank
Pricing:                       On or about June 30
Closing:                       On or about July 3
Settlement:                    All classes will settle plus accrued from June 4
Cut-Off Date:                  June 1, 1997
Distribution Date:             17th of each month, or following business day
                               (commencing July 1997)
ERISA Eligible:                Classes A1, A2, A3 and X are ERISA eligible
                               subject to certain conditions for eligibility
Representations & Warranties:  Provided by applicable Mortgage Loan Sellers
Structure:                     Sequential pay
Interest Accrual Period:       Initially June 4th - July 3rd, then every
                               calendar month
Day Count:                     30/360
Tax Treatment:                 REMIC
Rated Final Distribution Date: June 17, 2029
Clean up Call:                 1.0%

================================================================================
COLLATERAL FACTS:

CUT-OFF DATE BALANCE:                                         $481,773,026
NUMBER OF MORTGAGE LOANS:                                               98
AVERAGE CUT-OFF DATE BALANCE:                                 $  4,916,051
WEIGHTED AVERAGE CURRENT MORTGAGE INTEREST RATE (A):                 8.741 %
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM                            329 mos.
WEIGHTED AVERAGE DSCR:                                                1.33 x
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                 71.36 %
WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO:                            68.720 %
WEIGHTED AVERAGE REMAINING TERM TO MATURITY:                           109 mos.

(a)  Gross Coupon, inclusive of retained interest on SouthTrust loans

 o   The Mortgage Pool contains no loans with preferred equity

 o The Mortgage Pool contains relatively small proportions of high operating leverage property types: lodging, nursing home, self storage


                           PREPAYMENT PENALTY TABLE

                                                                                                  AVG. # OF
                                       INITIAL    % OF     WTD. AVG.                 % OF WTD.    MTHS OPEN
                              # OF      POOL     INITIAL    STATED                  AVG./STATED   TO PREPMT
                            MORTGAGE   BALANCE    POOL     REMAINING    LOCKOUT      REM. TERM    PRIOR TO
                             LOANS      (MM)     BALANCE   TERM (MO.)  TERM (MO.)    OF LOCKOUT   MATURITY
============================================================================================================
> of YM/1% then
Declining Fee                  12      $ 55.9     11.6%       103          0               0          6
> of YM or 1% UPB               1         2.8      0.6        114          0               0          6
Lockout\Declining Fee           2        14.9      3.1        190         45              24          6
Lockout > of YM or 1% UPB      77       339.0     70.4        113         41              36          6
Lockout\YM                      1         6.3      1.3        119         47              39          6
Not Applicable                  1        17.5      3.6         83          0               0         83
YM then Declining Fee           4        45.3      9.4         74          0               0         11
                               --      ------    -----        ---         --              --         --
TOTAL                          98      $481.8    100.0%       109         31              28          7
============================================================================================================

SELECTED LOAN DATA:

                             CUT-OFF DATE PRINCIPAL BALANCE
                                 (AS OF JUNE 1, 1997)(a)
                          ------------------------------------
                NUMBER OF
GEOGRAPHIC      MORTGAGE                 % BY        WTD. AVG.
DISTRIBUTION     LOANS     (000'S)      BALANCE        DSCR
==============================================================
Texas               21    $ 92,374        19.2 %       1.34 x
Florida              9      58,209        12.1         1.24
Oklahoma             6      47,377         9.8         1.26
Georgia              8      38,147         7.9         1.18
California           5      34,123         7.1         1.22
Virginia             4      33,990         7.1         1.33
New York             8      31,353         6.5         1.57
Other               37     146,199        30.4         1.40
                    --    --------       -----         ----
TOTAL               98    $481,773       100.0 %       1.33 X
==============================================================

(a)  Column totals may not add due to rounding.

                                  CUT-OFF DATE PRINCIPAL BALANCE
                                      (AS OF JUNE 1, 1997)(a)
                               ------------------------------------
                     NUMBER OF
                     MORTGAGE                 % BY        WTD. AVG.
PROPERTY TYPE         LOANS     (000'S)      BALANCE        DSCR
====================================================================
Multifamily              46    $235,916        49.0 %       1.26 x
Retail - Anchored        12      63,730        13.2         1.37
Office                   11      63,191        13.1         1.26
Retail-Unanchored        12      54,342        11.3         1.40
Lodging                   6      23,388         4.9         1.57
Industrial/Warehouse      6      18,041         3.7         1.34
Nursing Home              3      16,806         3.5         1.87
Mixed Use                 1       3,868         0.8         1.25
Self Storage              1       2,493         0.5         1.69
                         --    --------       -----         ----
TOTAL                    98    $481,773       100.0 %       1.33 X
====================================================================

(a)  Column totals may not add due to rounding

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


***************************************************************************
*                                                                         *
*          APPROXIMATE SECURITIES STRUCTURE - SUBJECT TO CHANGE           *
*                                                                         *
***************************************************************************

            EXPECTED     APPROX.   EXPECTED                       WEIGHTED
             RATING       SIZE      CREDIT                      AVERAGE LIFE       PRINCIPAL
  CLASS    (S&P/FITCH)    ($MM)     SUPPORT   COUPON  DELIVERY   (YRS.) (a)    PAYMENT WINDOW (a)
=================================================================================================
PUBLICLY OFFERED CLASSES:
   A1        AAA/AAA     $147.3       31.5 %             DTC          4.97        07/97 - 06/04
   A2        AAA/AAA       40.0       31.5               DTC          8.60        06/04 - 09/06
   A3        AAA/AAA      142.7       31.5               DTC          9.44        09/06 - 02/07
    B        AA/AA+        24.1       26.5      (b)      DTC          9.70        02/07 - 03/07
    C         A+/AA        12.0       24.0      (b)      DTC          9.71        03/07 - 03/07
    D          A/A         21.7       19.5      (b)      DTC          9.76        03/07 - 04/07
    E        BBB/BBB       26.5       14.0      (b)      DTC          9.79        04/07 - 05/07
    F       BBB-/BBB-       9.6       12.0      (b)      DTC          9.87        05/07 - 05/07

PRIVATELY PLACED CLASSES:
    X        Unr/AAA      481.8 (c)     --      (d)      DTC          8.26        07/97 - 04/17
    G         BB/BB        31.3        5.5               DTC          9.87        05/07 - 05/07
    H        BB-/BB-        4.8        4.5               DTC          9.95        05/07 - 06/07
    J          B/B          7.2        3.0               DTC          9.96        06/07 - 06/07
    K         B-/B-         2.4        2.5               DTC          9.96        06/07 - 06/07
    L        Unr/Unr       12.0         --               DTC         15.47        06/07 - 04/17

(a)  Calculated at 0% CPR and no balloon extension
(b) Subject to a cap equal to the weighted average of the Remittance Rates in effect from time to time on the mortgage loans
(c)  Notional amount
(d) The Class X coupon is calculated as the excess of (i) the weighted average Remittance Rate times the Scheduled Principal Balance of the loans over (ii) the sum of the Pass-Through Rates times the class balances of related Certificates

***************************************************************************
*                                                                         *
*                         STRUCTURAL OVERVIEW                             *
*                                                                         *
***************************************************************************

APPROXIMATE                                                          APPROXIMATE
PERCENT OF                                    S & P        FITCH        CREDIT
  TOTAL                                       RATING       RATING      SUPPORT
================================================================================
            ---------------------==================================
                   CLASS         Class A1    Class A2      Class A3
   68.5%             X           (30.6%)      (8.3%)       (29.6%)       31.5%
                  UNR/AAA        AAA/AAA     AAA/AAA       AAA/AAA
                                 ==================================
    5.0                          Class B        AA           AA+         26.5
                                 ----------------------------------
    2.5      NET WAC MORTGAGE    Class C        A+            AA         24.0
                                 ----------------------------------
    4.5     LOAN TIMES MORTGAGE  Class D        A             A          19.5
                                 ----------------------------------
    5.5      LOAN BALANCE LESS   Class E       BBB           BBB         14.0
                                 ----------------------------------
    2.0       INTEREST ON ALL    Class F       BBB-          BBB-        12.0
                                 ----------------------------------
    6.5        CERTIFICATES      Class G        BB            BB          5.5
                                 ----------------------------------
    1.0       (EXCEPT CLASS X    Class H       BB-           BB-          4.5
                                 ----------------------------------
    1.5        CERTIFICATES)     Class J        B             B           3.0
                                 ----------------------------------
    0.5                          Class K        B-            B-          2.5
                                 ----------------------------------
    2.5                          Class L       Unr           Unr           __
            -------------------------------------------------------



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


***************************************************************************
*                                                                         *
*                         STRUCTURAL OVERVIEW - CONT.                     *
*                                                                         *
***************************************************************************

o    The Mortgage Pool will be comprised of one Loan Group

     -- Principal will be allocated sequentially to A1, A2, A3, B, C, D, E, F, G, H, J, K and L Certificates (If all classes other than classes A1, A2 and A3 have reduced to zero, principal will be allocated to Class A1, A2 and A3 pro-rata)

o Class X will receive interest payments pro-rata (based on interest entitlements) with the Class A Certificates each month

o Each of the Classes will be subordinate to earlier alphabetically lettered classes (except Class X) (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata to Classes A1, A2,
     A3)

o The servicer will cover net prepayment interest shortfalls, up to 2 basis points. Net shortfalls (after application of prepayment interest excesses) will be allocated pro-rata to all classes (based on interest entitlements)

o    All classes will pay interest on a 30/360 basis

o Shortfalls resulting from servicer modifications or special servicer compensation will be allocated in reverse alphabetical order to Classes with certificate balances

***************************************************************************
*                                                                         *
*                      ALLOCATION OF PREPAYMENT PENALTIES                 *
*                                                                         *
***************************************************************************

ALLOCATION OF PREPAYMENT PREMIUMS

Prepayment premiums will be allocated between the Offered Certificates and the Class X certificates as follows:

     Yield Maintenance Charges:

     o A percentage of all Yield Maintenance Charges(1) will be allocated to the Offered Certificates in proportion to the product of (a) the percentage of the total principal distribution that each such Class receives, and (b) a percentage which is based on the relationship between the Pass-Through Rate and the Spread Rate of the Class currently receiving principal, the mortgage rate of the loan that has prepaid, and the discount rate used in calculating the borrower's yield maintenance penalty

     Yield Maintenance       (Pass-Through Rate - Discount Rate - Spread Rate)
     Charge Allocation   =   ------------------------------------------------
        Percentage                    (Mortgage Rate - Discount Rate)


--------------
(1) In excess of amounts allocated to the Excess Interest Holder for prepayments of the SouthTrust Loans


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

***************************************************************************
*                                                                         *
*                  ALLOCATION OF PREPAYMENT PENALTIES - CONT.             *
*                                                                         *
***************************************************************************

     o The remaining percentage of the Yield Maintenance Charges will be allocated to the Class X Certificates

     o In general, this formula provides for an increase in the allocation of yield maintenance charges to the Offered Certificates then entitled to principal distribution relative to the Class X certificates as interest rates decrease and a decrease in the allocation to such Classes as interest rates rise

     Percentage Prepayment Premium:

     o 25% of all Fixed Percentage Prepayment Premiums(1) will be allocated to the Offered Certificates in proportion to the percentage of the total principal distribution that each such Class receives. The remaining percentage of the Fixed Percentage Prepayment Premiums will be allocated to the Class X Certificates

***************************************************************************
*                                                                         *
*                            MORTGAGE POOL OVERVIEW                       *
*                                                                         *
***************************************************************************

o The Mortgage Pool is comprised of 98 performing multifamily and commercial loans with an aggregate Cut-Off Date Balance of approximately $481,773,026

o All of the Mortgage Loans are secured by first liens on multifamily and commercial properties

o    The Pool's average Cut-Off Date Principal Balance is approximately
     $4,916,051

o    The Pool's weighted average current Debt Service Coverage Ratio is 1.33x

o    The Pool's Cut-Off Date LTV is 68.7%

o    The Pool's weighted average Mortgage Interest Rate is approximately 8.741%


REMOVAL OF THE SPECIAL SERVICER/CONTROLLING CLASS REPRESENTATIVE

The Pooling and Servicing Agreement permits the holder (or holders) of the majority of the Voting Rights allocated to the Controlling Class of Sequential Pay Certificates to select a representative (the "Controlling Class Representative") from whom the Special Servicer will seek advice and approval and take direction under certain circumstances. The "Controlling Class of Sequential Pay Certificates" is the most junior class of certificates (not including Class X) currently outstanding which has a minimum principal balance at least equal to 25% of its original balance (or if no class shall have a principal balance at least equal to 25%, then the most subordinate Class outstanding). The Controlling Class Representative can also replace the Special Servicer with a new Special Servicer acceptable to the Rating Agencies.

--------------
(1) In excess of amounts allocated to the Excess Interest Holder for prepayments of the SouthTrust Loans


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


***************************************************************************
*                                                                         *
*                        MORTGAGE POOL OVERVIEW - CONT.                   *
*                                                                         *
***************************************************************************

COLLATERAL VALUE ADJUSTMENT

Upon the earliest of the date (each such date, a "Required Appraisal Date") that (1) any Mortgage Loan is sixty (60) days delinquent in respect of any Monthly Payment or Balloon Payment, (2) any REO Property is acquired on behalf of the Trust Fund, (3) any Mortgage Loan has been modified by the Special Servicer to reduce the amount of any Monthly Payment, or change the principal balance, amortization term or Maturity Date, (4) a receiver is appointed and continues in such capacity in respect of a Mortgaged Property securing any Mortgage Loan for 60 days, (5) a borrower with respect to any Mortgage Loan is subject to a voluntary bankruptcy proceeding or (6) a Balloon Payment with respect to any Mortgage Loan is due and has not been paid on its scheduled maturity date (each such Mortgage Loan, including an REO Mortgage Loan, a "Required Appraisal Loan"), the Special Servicer will be required to obtain (within 60 days of the applicable Required Appraisal Date) an appraisal of the related Mortgage Property.

As a result of any such appraisal, it may be determined that a "Collateral Value Adjustment" exists with respect to the related Required Appraisal Loan.

SPECIAL SERVICER/LOAN MODIFICATIONS

The initial Special Servicer will be Midland Loan Services, L.P. The Special Servicer will be responsible for servicing loans that, in general, are in default or are in imminent default and for administering REO properties. The Special Servicer may modify such loans, if among other things, such modifications, in the sole good faith of the Special Serivicer, increases the recovery to Certificateholders on a present value basis.



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


***************************************************************************
*                                                                         *
*                            PREPAYMENT PROVISIONS                        *
*                                                                         *
***************************************************************************

o Approximately 96.4% of the Pool Balance has prepayment protection as of the Cut-Off Date

o    Approximately 74.8% of the Pool Balance is locked out as of the Cut-Off
     Date


    PREPAYMENT LOCK-OUT/PREPAYMENT PREMIUM/YIELD MAINTENANCE CHARGE ANALYSIS

                     OUTSTANDING PRINCIPAL BALANCE ANALYSIS

                                 MORTGAGE POOL

                  (PROJECTED PRINCIPAL BALANCE, % BY DOLLARS)


                         JUNE 1997 JUNE 1998 JUNE 1999 JUNE 2000 JUNE 2001 JUNE 2002 JUNE 2003 JUNE 2004 JUNE 2005 JUNE 2006
=============================================================================================================================
Penalty Provisions
0.00 - 0.50%                                                                   7.58
1.00 - 1.99%                                                         8.22      0.99                          3.75
2.00 - 2.99%                                               8.04                5.11                3.74      8.41
3.00 - 3.99%                                     0.94                                    3.08      8.42                2.53
4.00 - 4.99%                                                                                                 2.50
5.00 - 5.99%                                                                                       2.56
6.00 - 6.99%                                                                             2.16
7.00 - 7.99%                                                                   2.19
Lock Out                    74.78     72.88     65.71     65.99      3.35      1.24      1.23
No Penalty                   3.63      3.27      2.87      3.84      5.11      1.40     16.75                         44.03
Yield Maintenance Charge    21.59     23.85     30.49     22.12     83.32     81.50     76.78     85.28     85.34     53.44
                           ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
TOTAL                      100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
                         JUNE 2007 JUNE 2008 JUNE 2009 JUNE 2010 JUNE 2011 JUNE 2012 JUNE 2013 JUNE 2014 JUNE 2015 JUNE 2016
=============================================================================================================================
Penalty Provisions
0.00 - 0.50%
1.00 - 1.99%                          63.06     62.84     62.58     62.23     61.76     61.08     59.98     57.78     51.04
2.00 - 2.99%                63.24
3.00 - 3.99%
4.00 - 4.99%
5.00 - 5.99%
6.00 - 6.99%
7.00 - 7.99%
Lock Out
No Penalty                   0.00                                                                                      6.79
Yield Maintenance Charge    36.76     36.94     37.16     37.42     37.77     38.24     38.92     40.02     42.22     42.17
                           ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
TOTAL                      100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
=============================================================================================================================



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


***************************************************************************
*                                                                         *
*          GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE      *
*                                                                         *
***************************************************************************

                                  [PIE CHART]



                                      PERCENTAGE                  WEIGHTED                   WEIGHTED       WEIGHTED
                                     OF AGGREGATE               AVERAGE DEBT    WEIGHTED      AVERAGE        AVERAGE   WEIGHTED
                      CUT-OFF DATE   CUT-OFF DATE   NUMBER OF     SERVICE        AVERAGE     REMAINING      MORTGAGE    AVERAGE
                        PRINCIPAL      PRINCIPAL    MORTGAGE      COVERAGE      REMAINING   AMORTIZATION    INTEREST    CURRENT
PROPERTY STATE           BALANCE        BALANCE      LOANS          RATIO          TERM         TERM          RATE        LTV
================================================================================================================================
Texas                 $ 92,374,161        19.2 %       21           1.34 x          103          339          8.645 %     72 %
Florida                 58,209,352        12.1          9           1.24             87          341          8.613       70
Oklahoma                47,377,271         9.8          6           1.26            117          357          8.581       74
Georgia                 38,146,721         7.9          8           1.18            100          340          8.640       74
California              34,123,381         7.1          5           1.22             99          185          8.644       50
Virginia                33,989,957         7.1          4           1.33            114          313          8.551       73
New York                31,353,294         6.5          8           1.57            154          277          9.014       63
Minnesota               16,186,707         3.4          2           1.29            116          319          9.198       73
District of Columbia    13,354,455         2.8          2           1.53            116          296          9.360       52
Massachusetts            9,829,655         2.0          2           1.34            119          321          9.282       68
Washington               9,683,494         2.0          4           1.40            113          310          8.762       59
Michigan                 9,650,000         2.0          1           1.35            120          360          8.380       79
Delaware                 9,568,986         2.0          2           1.34             99          313          8.664       61
Colorado                 8,795,805         1.8          2           1.23             56          283          8.854       70
Louisiana                8,539,750         1.8          3           1.68            114          294          9.389       70
Connecticut              6,643,365         1.4          2           1.41            117          297          9.117       63
Utah                     6,485,790         1.3          2           1.39            118          298          8.899       70
New Hampshire            6,485,105         1.3          3           1.57            117          333          8.290       61
Maine                    5,994,354         1.2          2           1.35            178          274          9.170       69
Missouri                 5,396,756         1.1          1           1.35            118          298          8.310       79
Kansas                   5,211,473         1.1          1           1.35            114          294          9.010       74
New Jersey               4,483,977         0.9          1           1.31             80          296          9.080       69
Arkansas                 4,370,295         0.9          1           1.60            115          253          8.700       66
Wisconsin                4,253,600         0.9          1           1.42            114          318          8.370       75
Arizona                  3,824,535         0.8          1           1.33            112          292          9.620       66
Nebraska                 3,200,000         0.7          1           1.31            120          324          8.480       62
Tennessee                1,573,344         0.3          1           1.42            105          285          7.950       72
South Carolina           1,523,317         0.3          1           1.25            118          358          8.970       69
Oregon                   1,144,123         0.2          1           1.57            236          236         10.332       63
                      ------------       -----         --           ----            ---          ---          -----       --
  TOTAL/WEIGHTED AVG. $481,773,026       100.0 %       98           1.33 X          109          314          8.741 %     69 %
================================================================================================================================

(a)  Column totals may not sum due to rounding

(b)  Gross Coupon, inclusive of retained interest on SouthTrust loans



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


***************************************************************************
*                                                                         *
*          GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE      *
*                                                                         *
***************************************************************************



                                     [MAP]

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


***************************************************************************
*                                                                         *
*            PROPERTY TYPE DISTRIBUTION BY CUT-OFF DATE PRINCIPAL         *
*                                                                         *
***************************************************************************

                                  [PIE CHART]

                                     PERCENTAGE OF
                                       AGGREGATE              WEIGHTED  WEIGHTED
                          CUT-OFF    CUT-OFF DATE             AVERAGE   AVERAGE
                      DATE PRINCIPAL   PRINCIPAL  NUMBER OF   MORTGAGE  REMAINING
   PROPERTY TYPE          BALANCE       BALANCE   PROPERTIES    RATE       TERM
=================================================================================
MULTIFAMILY            $235,915,547       49.0%       56       8.515%       101
RETAIL - ANCHORED        63,729,831       13.2        12       8.827        102
RETAIL - UNANCHORED      54,341,699       11.3        12       8.956        120
OFFICE                   63,190,935       13.1        11       8.866        107
LODGING                  23,387,685        4.9         6       9.250        130
INDUSTRIAL/WAREHOUSE     18,040,962        3.7         6       9.287        117
NURSING HOME             16,805,758        3.5         3       9.023        191
SELF-STORAGE              2,492,941        0.5         2       8.720        117
MIXED USE                 3,867,669        0.8         1       9.250        112
                       ------------      -----       ---       -----        ---
  TOTAL/WEIGHTED AVG.  $481,773,026      100.0%      109       8.741%       109
=================================================================================
                        WEIGHTED
                        AVERAGE
                        REMAINING                WEIGHTED  WEIGHTED  WEIGHTED
                      AMORTIZATION  MIN    MAX   AVERAGE   AVERAGE    AVERAGE
   PROPERTY TYPE          TERM      DSCR   DSCR   DSCR      LTV      OCCUPANCY
=================================================================================
MULTIFAMILY                342      1.00x  1.65x  1.26x      73%        94%
RETAIL - ANCHORED          323      1.20   1.49   1.37       68         96
RETAIL - UNANCHORED        308      1.25   1.71   1.40       67         98
OFFICE                     240      0.99   2.02   1.26       59         95
LODGING                    277      1.46   1.83   1.57       57         67
INDUSTRIAL/WAREHOUSE       309      1.30   1.44   1.34       67         99
NURSING HOME               259      1.76   1.92   1.87       64         98
SELF-STORAGE               297      1.69   1.69   1.69       65         97
MIXED USE                  316      1.25   1.25   1.25       72         96
                           ---      ----   ----   ----       --         --
  TOTAL/WEIGHTED AVG.      314      0.99X  2.02X  1.33X      69%        94%
=================================================================================

(a)  Column totals may not sum due to rounding
(b)  Gross Coupon, inclusive of retained interest on SouthTrust loans



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

***************************************************************************
*                                                                         *
*                         DEBT SERVICE COVERAGE RATIO                     *
*                                                                         *
***************************************************************************

o    Weighted Average Current Debt Service Coverage Ratio: 1.33x

o    81% of the Portfolio has Debt Service Coverage Ratio greater than 1.20x


                                     PERCENTAGE                WEIGHTED                WEIGHTED      WEIGHTED
                        CUT-OFF     OF AGGREGATE               AVERAGE     WEIGHTED     AVERAGE       AVERAGE   WEIGHTED
   CUT-OFF DATE          DATE       CUT-OFF DATE  NUMBER OF  DEBT SERVICE   AVERAGE    REMAINING     MORTGAGE    AVERAGE
   DEBT SERVICE        PRINCIPAL     PRINCIPAL    MORTGAGE     COVERAGE    REMAINING  AMORTIZATION   INTEREST   CURRENT
  COVERAGE RATIO        BALANCE       BALANCE       LOANS       RATIO        TERM        TERM          RATE        LTV
========================================================================================================================
   0.99x - 1.10x      $ 46,760,063       9.7 %        4         1.02x         90          250          8.514 %      60 %
    1.11 - 1.20         44,595,388       9.3          9         1.17         100          334          8.642        74
    1.21 - 1.30        145,218,082      30.1         30         1.27         103          336          8.721        73
    1.31 - 1.40        132,198,239      27.4         23         1.34         109          325          8.796        71
    1.41 - 1.50         50,605,498      10.5         14         1.46         120          307          8.689        67
    1.51 - 1.60         26,985,514       5.6          7         1.54         121          293          9.019        59
    1.61 - 1.70         11,131,510       2.3          5         1.65         117          300          8.789        59
    1.71 - 1.80          8,024,637       1.7          3         1.77         114          294          9.174        67
    1.81 - 1.90          2,830,820       0.6          1         1.83         114          270          8.950        59
    1.91 - 2.00         10,451,697       2.2          1         1.92         237          237          8.870        60
    2.01 - 2.25          2,971,578       0.6          1         2.02         114          234          8.724        31
                      ------------     -----         --         ----         ---          ---          -----        --
TOTAL/WEIGHTED AVG.   $481,773,026     100.0 %       98         1.33X        109          314          8.741 %      69 %
========================================================================================================================

(a) Debt Service is the ratio of Underwriting NOI over the annualized debt service payments
(b)  Column totals may not add due to rounding
(c)  Gross Coupon, inclusive of retained interest on SouthTrust loans

***************************************************************************
*                                                                         *
*                        CUT-OFF DATE LOAN TO VALUE RATIO                 *
*                                                                         *
***************************************************************************

o    Weighted Average Current Loan to Value Ratio: 68.7%


                                          PERCENTAGE                 WEIGHTED               WEIGHTED      WEIGHTED
                          CUT-OFF        OF AGGREGATE                AVERAGE     WEIGHTED    AVERAGE      AVERAGE     WEIGHTED
                           DATE          CUT-OFF DATE  NUMBER OF  DEBT SERVICE   AVERAGE    REMAINING     MORTGAGE    AVERAGE
RANGE OF CUT-OFF DATE    PRINCIPAL         PRINCIPAL   MORTGAGE     COVERAGE    REMAINING  AMORTIZATION   INTEREST    CURRENT
LOAN-TO-VALUE RATIOS      BALANCE           BALANCE      LOANS        RATIO       TERM         TERM         RATE        LTV
===============================================================================================================================
  31%-50 %              $ 29,310,576           6.1 %        5         1.23x         96          170         8.640%       40%
  51-60                   38,531,669           8.0          9         1.65         142          280         9.034        57
  61-65                   65,374,415          13.6         19         1.39         114          307         8.784        63
  66-70                   81,825,348          17.0         20         1.37         115          313         8.902        68
  71-75                  165,433,195          34.3         29         1.27          99          331         8.738        73
  76-80                   91,449,794          19.0         14         1.26         109          349         8.530        79
  81-85                    9,848,029           2.0          2         1.28         117          357         8.290        81
                        ------------         -----         --         ----         ---          ---         -----        --
  TOTAL/WEIGHTED AVG.   $481,773,026         100.0 %       98         1.33X        109          314         8.741%       69%
===============================================================================================================================

(a)  Ratio of Cut-Off Date Loan Balance over Appraisal Value at Origination
(b)  Column totals may not add due to rounding
(c)  Gross Coupon, inclusive of retained interest on SouthTrust loans


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

***************************************************************************
*                                                                         *
*                         BALLOON LOAN-TO-VALUE RATIO                     *
*                                                                         *
***************************************************************************


                                          PERCENTAGE OF                WEIGHTED                   WEIGHTED     WEIGHTED
                                            AGGREGATE                   AVERAGE      WEIGHTED      AVERAGE     AVERAGE    WEIGHTED
      BALLOON                             CUT-OFF DATE    NUMBER OF   DEBT SERVICE    AVERAGE     REMAINING    MORTGAGE   AVERAGE
   LOAN-TO-VALUE        CUT-OFF DATE        PRINCIPAL     MORTGAGE      COVERAGE     REMAINING   AMORTIZATION  INTEREST   CURRENT
       RATIOS         PRINCIPAL BALANCE      BALANCE        LOANS        RATIO         TERM          TERM        RATE        LTV
====================================================================================================================================
 Not Available (b)       $ 30,751,367             6.4%         4          1.35x          149          149       8.753 %      47 %
      8% - 50%             51,010,669            10.6         15          1.54           119          281       8.985        56
      51 - 60             138,527,192            28.8         38          1.36           112          312       8.862        66
      61 - 65              96,364,174            20.0         16          1.32           109          327       8.663        73
      66 - 70             112,127,601            23.3         18          1.23            94          347       8.638        75
      71 - 75              41,068,842             8.5          6          1.24           117          357       8.559        80
      76 - 80              11,923,181             2.5          1          1.30            55          355       8.490        80
                         ------------           -----         --          ----           ---          ---       -----        --
 TOTAL/WEIGHTED AVG.     $481,773,026           100.0%        98          1.33X          109          314       8.741 %      69 %
====================================================================================================================================

(a)  Column totals may not add due to rounding
(b)  Fully amortizing loans
(c)  Gross Coupon, inclusive of retained interest on SouthTrust loans

***************************************************************************
*                                                                         *
*                    ORIGINAL AMORTIZATION TERM (IN MONTHS)               *
*                                                                         *
***************************************************************************


                                          PERCENTAGE OF                WEIGHTED                   WEIGHTED     WEIGHTED
 CUT-OFF DATE                               AGGREGATE                   AVERAGE      WEIGHTED      AVERAGE     AVERAGE    WEIGHTED
    ORIGINAL                              CUT-OFF DATE    NUMBER OF   DEBT SERVICE    AVERAGE     REMAINING    MORTGAGE   AVERAGE
AMORTIZATION TERM       CUT-OFF DATE        PRINCIPAL     MORTGAGE      COVERAGE     REMAINING   AMORTIZATION  INTEREST   CURRENT
    (MONTHS)          PRINCIPAL BALANCE      BALANCE        LOANS        RATIO         TERM          TERM        RATE        LTV
====================================================================================================================================
     211 - 240             $ 21,269,989          4.4%          6         1.73x          190           233        8.993 %     58 %
     241 - 270                7,372,370          1.5           2         1.53           165           253        8.847       67
     271 - 300              160,699,253         33.4          48         1.40           109           293        8.977       66
     301 - 330               20,998,064          4.4           6         1.30           116           320        8.630       69
     331 - 360              271,433,350         56.3          36         1.25           101           335        8.588       71
                           ------------        -----          --         ----           ---           ---        -----       --
 TOTAL/WEIGHTED AVG.       $481,773,026        100.0%         98         1.33X          109           314        8.741 %     69 %
====================================================================================================================================

(a)  Column totals may not add due to rounding
(b)  Gross Coupon, inclusive of retained interest on SouthTrust loans

***************************************************************************
*                                                                         *
*                   REMAINING AMORTIZATION TERM (IN MONTHS)               *
*                                                                         *
***************************************************************************


                                          PERCENTAGE OF                WEIGHTED                   WEIGHTED     WEIGHTED
 CUT-OFF DATE                               AGGREGATE                   AVERAGE      WEIGHTED      AVERAGE     AVERAGE    WEIGHTED
    ORIGINAL                              CUT-OFF DATE    NUMBER OF   DEBT SERVICE    AVERAGE     REMAINING    MORTGAGE   AVERAGE
AMORTIZATION TERM       CUT-OFF DATE        PRINCIPAL     MORTGAGE      COVERAGE     REMAINING   AMORTIZATION  INTEREST   CURRENT
    (MONTHS)          PRINCIPAL BALANCE      BALANCE        LOANS        RATIO         TERM          TERM        RATE        LTV
====================================================================================================================================
      61 - 90             $ 17,467,554          3.6%          1         0.99x            83           83        8.500%       36%
     181 - 210               2,241,106          0.5           1         1.39            110          207        9.125        61
     211 - 240              19,028,884          3.9           5         1.77            200          236        8.978        57
     241 - 270              14,730,696          3.1           4         1.56            140          260        8.652        66
     271 - 300             153,340,926         31.8          46         1.39            109          294        9.002        66
     301 - 330              20,998,064          4.4           6         1.30            116          320        8.630        69
     331 - 360             253,965,796         52.7          35         1.27            102          352        8.594        73
                          ------------        -----          --         ----            ---          ---        -----        --
TOTAL/WEIGHTED AVG.       $481,773,026        100.0%         98         1.33X           109          314        8.741%       69%
====================================================================================================================================

(a)  Column totals may not add due to rounding

(b)  Gross Coupon, inclusive of retained interest on SouthTrust loans


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

***************************************************************************
*                                                                         *
*                       CURRENT MORTGAGE INTEREST RATES                   *
*                                                                         *
***************************************************************************

                                          PERCENTAGE OF                WEIGHTED                   WEIGHTED     WEIGHTED
                                            AGGREGATE                   AVERAGE      WEIGHTED      AVERAGE     AVERAGE    WEIGHTED
                                          CUT-OFF DATE    NUMBER OF   DEBT SERVICE    AVERAGE     REMAINING    MORTGAGE   AVERAGE
   CUT-OFF DATE         CUT-OFF DATE        PRINCIPAL     MORTGAGE      COVERAGE     REMAINING   AMORTIZATION  INTEREST   CURRENT
   MORTGAGE RATE      PRINCIPAL BALANCE      BALANCE        LOANS        RATIO         TERM          TERM        RATE        LTV
====================================================================================================================================
     7.751% - 8.000 %   $  1,573,344            0.3%          1           1.42x        105            285        7.950 %      72 %
     8.001 - 8.250        12,944,927            2.7           2           1.16         109            318        8.085        73
     8.251 - 8.500       145,565,653           30.2          25           1.24         100            312        8.412        69
     8.501 - 8.750       131,776,956           27.4          19           1.36         104            330        8.614        70
     8.751 - 9.000        57,377,160           11.9          13           1.46         127            308        8.900        66
     9.001 - 9.250        75,238,054           15.6          21           1.33         114            304        9.106        68
     9.251 - 9.500        44,407,889            9.2          11           1.41         114            313        9.322        67
     9.501 - 9.750        11,744,919            2.4           5           1.34         132            286        9.607        66
    10.251 - 10.500        1,144,123            0.2           1           1.57         236            236       10.332        63
                        ------------          -----          --           ----         ---            ---       ------        --
TOTAL/WEIGHTED AVG.     $481,773,026          100.0%         98           1.33X        109            314        8.741 %      69 %
====================================================================================================================================

(a)  Column totals may not add due to rounding

(b)  Coupon, inclusive of retained interest on SouthTrust loans

***************************************************************************
*                                                                         *
*                                PAYMENT TYPES                            *
*                                                                         *
***************************************************************************

                                          PERCENTAGE OF                WEIGHTED                   WEIGHTED     WEIGHTED
                                            AGGREGATE                   AVERAGE      WEIGHTED      AVERAGE     AVERAGE    WEIGHTED
                                          CUT-OFF DATE    NUMBER OF   DEBT SERVICE    AVERAGE     REMAINING    MORTGAGE   AVERAGE
                        CUT-OFF DATE        PRINCIPAL     MORTGAGE      COVERAGE     REMAINING   AMORTIZATION  INTEREST   CURRENT
   PAYMENT TYPE       PRINCIPAL BALANCE      BALANCE        LOANS        RATIO         TERM          TERM        RATE        LTV
====================================================================================================================================
Amortizing Balloon      $451,021,659           93.6%         94          1.33x          107           326        8.740 %     70 %
Fully Amortizing          30,751,367            6.4           4          1.35           149           149        8.753       47
                        ------------          -----          --          ----           ---           ---        -----       --
TOTAL/WEIGHTED AVG.     $481,773,026          100.0%         98          1.33X          109           314        8.741 %     69 %
====================================================================================================================================

(a)  Column totals may not add due to rounding

(b)  Gross Coupon, inclusive of retained interest on SouthTrust loans

***************************************************************************
*                                                                         *
*                    REMAINING TERM TO MATURITY (IN MONTHS)               *
*                                                                         *
***************************************************************************



                                          PERCENTAGE OF                WEIGHTED                   WEIGHTED     WEIGHTED
                                            AGGREGATE                   AVERAGE      WEIGHTED      AVERAGE     AVERAGE    WEIGHTED
   CUT-OFF DATE                           CUT-OFF DATE    NUMBER OF   DEBT SERVICE    AVERAGE     REMAINING    MORTGAGE   AVERAGE
  REMAINING TERM        CUT-OFF DATE        PRINCIPAL     MORTGAGE      COVERAGE     REMAINING   AMORTIZATION  INTEREST   CURRENT
     (MONTHS)         PRINCIPAL BALANCE      BALANCE        LOANS        RATIO         TERM          TERM        RATE        LTV
====================================================================================================================================
        31 - 60          $ 21,557,888          4.5%            3         1.29x           49           323       8.683 %      74 %
        61 - 90            90,430,370         18.8            11         1.20            77           296       8.571        64
       91 - 120           353,498,881         73.4            80         1.35           115           322       8.773        70
      211 - 240            16,285,887          3.4             4         1.76           237           239       9.081        62
                         ------------        -----            --         ----           ---           ---       -----        --
 TOTAL/WEIGHTED AVG.     $481,773,026        100.0%           98         1.33X          109           314       8.741 %      69 %
====================================================================================================================================

(a)  Column totals may not add due to rounding

(b)  Gross Coupon, inclusive of retained interest on SouthTrust loans


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

***************************************************************************
*                                                                         *
*                            SEASONING (IN MONTHS)                        *
*                                                                         *
***************************************************************************

                                          PERCENTAGE OF                WEIGHTED                   WEIGHTED     WEIGHTED
                                            AGGREGATE                   AVERAGE      WEIGHTED      AVERAGE     AVERAGE    WEIGHTED
                                          CUT-OFF DATE    NUMBER OF   DEBT SERVICE    AVERAGE     REMAINING    MORTGAGE   AVERAGE
   CUT-OFF DATE         CUT-OFF DATE        PRINCIPAL     MORTGAGE      COVERAGE     SEASONING   AMORTIZATION  INTEREST   CURRENT
SEASONING (MONTHS)    PRINCIPAL BALANCE      BALANCE        LOANS        RATIO         TERM          TERM        RATE        LTV
====================================================================================================================================
Newly Originated        $ 16,385,000            3.4%          3           1.34x          0           353        8.587%       74%
          1-10           418,239,586           86.8          89           1.36           5           322        8.769        70
         11-20            22,826,165            4.7           4           1.10          13           343        8.492        74
         21-30             6,854,721            1.4           1           1.20          21           279        8.830        72
       241-277            17,467,554            3.6           1           0.99         277            83        8.500        36
                        ------------          -----          --           ----         ---           ---        -----        --
TOTAL/WEIGHTED AVG.     $481,773,026          100.0 %        98           1.33X         15           314        8.741 %      69%
====================================================================================================================================

(a)  Column totals may not add due to rounding

(b)  Gross Coupon, inclusive of retained interest on SouthTrust loans

***************************************************************************
*                                                                         *
*                             YEAR OF ORIGINATION                         *
*                                                                         *
***************************************************************************

                                          PERCENTAGE OF                WEIGHTED                   WEIGHTED     WEIGHTED
                                            AGGREGATE                   AVERAGE      WEIGHTED      AVERAGE     AVERAGE    WEIGHTED
                                          CUT-OFF DATE    NUMBER OF   DEBT SERVICE    AVERAGE     REMAINING    MORTGAGE   AVERAGE
                        CUT-OFF DATE        PRINCIPAL     MORTGAGE      COVERAGE     REMAINING   AMORTIZATION  INTEREST   CURRENT
 ORIGINATION YEAR     PRINCIPAL BALANCE      BALANCE        LOANS        RATIO         TERM          TERM        RATE        LTV
====================================================================================================================================
        1974            $ 17,467,554            3.6%          1           0.99x         83             83       8.500%       36%
        1995               6,854,721            1.4           1           1.20          39            279       8.830        72
        1996             252,930,943           52.5          49           1.32         100            324       8.697        70
        1997             204,519,808           42.5          47           1.38         125            324       8.813        70
                     -  ------------  ------  -----   ---------  --  ---------   -------------------------  -------   -------
TOTAL/WEIGHTED AVG.     $481,773,026          100.0 %        98           1.33X        109            314       8.741 %      69%
====================================================================================================================================

(a)  Column totals may not add due to rounding

(b)  Gross Coupon, inclusive of retained interest on SouthTrust loans

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

***************************************************************************
*                                                                         *
*                    OVERVIEW OF SOURCES OF MORTGAGE LOANS                *
*                                                                         *
***************************************************************************


o AMRESCO Commercial Mortgage Funding, L.P. is contributing 94 loans with an approximate unpaid principal balance of $457 million

     -- Approximately $332 million (76 loans ) originated by AMRESCO Capital Corporation

     -- Approximately $101 million (16 loans) purchased from SouthTrust Funding Corporation

     -- Approximately $24 million (2 loans) purchased in single note transactions

o Goldman Sachs Mortgage Company is contributing 4 loans with an approximate unpaid principal balance of $24 million


   -- Loans were originated by Central Park Capital, L.L.C. ("CPC"), a Delaware Limited Liability company organized to originate commercial mortgage loans. All loans originated by CPC are fully funded by Goldman Sachs Mortgage Company concurrent with closing




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.

GOLDMAN, SACHS & CO.
85 BROAD STREET
NEW YORK, N.Y.   10004



INVESTMENT BANKING DIVISION
---------------------------
Finance
-------
Jeffrey Fastov      Phone: (212) 902-4015
Vice President      Fax:   (212) 357-5505
Todd Sammann        Phone: (212) 902-6398
Associate           Fax:   (212) 357-5505
Brian Landau        Phone: (212) 902-8139
Analyst             Fax:   (212) 357-5505

Due Diligence
-------------
Rolf Edwards        Phone: (212) 902-5637
Associate           Fax:   (212) 357-5505

STRUCTURED FINANCE
------------------
Steve Enfield       Phone: (212) 902-3251
Vice President      Fax:   (212) 902-4024

MORTGAGE SALES AND TRADING
--------------------------
Mark Kogan          Phone: (212) 902-2565
Vice President      Fax:   (212) 902-1691
Justin Kennedy      Phone: (212) 902-2914
Associate           Fax:   (212) 902-1691
Jim Mrowka          Phone: (212) 902-2914
Associate           Fax:   (212) 902-1691

MORTGAGE RESEARCH
-----------------
Mark Buono          Phone: (212) 902-3824
Vice President      Fax:   (212) 902-1691



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. Goldman, Sachs & Co. is acting as underwriter.